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                                    EXHIBIT 10.15


                      REPUBLIC BANCORP, INC. STOCK OPTION PLAN

                                STOCK OPTION AGREEMENT


     This is a STOCK OPTION AGREEMENT (the "Agreement") dated as of April 15, 1996, by and between Republic Bancorp, Inc., a Kentucky corporation (the "Company"), and Mark A. Vogt (the "Optionee").

                                       RECITALS

     A. Subject to and effective upon shareholder approval, the Board of Directors of the Company (the Board") adopted the Republic Bancorp, Inc. 1995 Stock Option Plan (the "Plan").

     B. The Chairman of the Board and Compensation/Human Resources Committee of the Board (the "Committee"), have determined that it is in the best interests of the Company and appropriate to the stated purposes of the Plan that the Company grant to the Optionee an option to purchase shares of the Company's common stock ("Shares") pursuant and subject to the terms, definitions, and conditions of the Plan.

     C. The Committee has decided to grant Incentive Stock Options, despite the fact that the Company is not entitled to a tax deduction for the value of such an option, because an Incentive Stock Option allows the Optionee to avoid ordinary income taxes upon exercise on the difference between the exercise price and the then-value of the Shares.

     D. Any capitalized terms used but not defined herein shall have the respective meanings given them in the Plan, a copy of which is attached hereto and incorporated by reference herein in its entirety.

NOW, THEREFORE, the Company and the Optionee do hereby agree as follows:

                             SECTION 1 -- GRANT OF OPTION
                                          ---------------

     Subject to the terms and conditions of this Agreement, the Company hereby grants to the Optionee an option (the "Option") to purchase all or any part from time to time of the aggregate shares as set forth below:


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     TYPE OF OPTION                     NUMBER OF SHARES
     --------------                     ----------------

     Incentive Stock Options            10,000 Class A


                              SECTION 2 --  OPTION PRICE
                                            ------------

     The option price hereunder is $11.94 per Share, which equals 100% of the fair market value of a Share as determined in accordance with the Plan.


                           SECTION 3 -- DURATION OF OPTION
                                        ------------------

  Except as accelerated as provided in Section 10.8 of the Plan (upon a Change in Control), or upon death or Disability of the Optionee, and subject to such shorter period provided in Section 8 of this Agreement (regarding Termination of Employment), the Option with respect to 5,000 Shares may be exercised no sooner than April 15, 2001, and no later than April 14, 2002; and the Option may be exercised with respect to an additional 5,000 Shares no sooner than April 15, 2002, and no later than April 14, 2003 (the "Option Period"), after which dates the respective portions of the Option shall expire.


                          SECTION 4 -- EXERCISE OF OPTION
                                       ------------------

     During the Option Period, the Optionee may exercise the Option upon compliance with the following additional terms:

     (a) METHOD OF EXERCISE. The Optionee shall exercise portions of the Option by written notice, which shall:

          (i) state the election to exercise the Option, the number of Shares in respect of which it is being exercised, and the Optionee's address and Social Security Number;

          (ii) contain such representations and agreements, if any, as the Company's counsel may require concerning the holder's investment intent regarding such Shares,

          (iii) include an acknowledgement and acceptance of the restrictions on transfer of the Option Stock as provided in Section 9 of the Plan (right of first refusal);

          (iv)    be signed by the Optionee; and

          (v) be in writing and delivered in person or by certified mail to the Chairman.


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     (b)  PAYMENT UPON EXERCISE OF OPTION.  Payment of the full Option Price for
Shares upon which the Option is exercised plus any tax withholding (if applicable) shall accompany the written notice of exercise described above. The Company shall cause to be issued and delivered to the Optionee the certificate(s) representing such Shares as soon as practicable following the receipt of notice and payment described above.


                      SECTION 5 -- NONTRANSFERABILITY OF OPTION
                                   ----------------------------

     The Option shall not be transferable or assignable by the Optionee. The Option shall be exercisable, during the Optionee's lifetime, only by him. The Option shall not be pledged or hypothecated in any way, and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any process upon the Option, shall be null, void and without effect.


                     SECTION 6 -- EFFECT OF AMENDMENT, SUSPENSION
                                  -------------------------------
                          OR TERMINATION OF EXISTING OPTIONS
                          ----------------------------------

     No amendment, suspension or termination of the Plan shall, without the Optionee's written consent, alter or impair the Option granted under the terms of this Agreement.


                     SECTION 7 -- RESTRICTIONS ON ISSUING SHARES
                                  ------------------------------

     Shares shall not be issued pursuant to the exercise of the Option, unless the issuance and transferability of the Shares shall comply with all relevant provisions of law, including, but not limited to, the (i) limitations, if any, imposed by the Commonwealth of Kentucky; and (ii) restrictions, if any, imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the United States Securities and Exchange Commission. The Committee may, in its discretion, determine if such restrictions or such issuance of Shares so complies with all relevant provisions of law. Any certificate issued upon exercise of an Option shall bear a legend setting forth notice of the restrictions on transfer in Section 9 of the Plan.


                SECTION 8 -- EXERCISE AFTER TERMINATION OF EMPLOYMENT
                             ----------------------------------------

     After an Employee's Termination of Employment due to death or Disability, an Option may be exercised in full, rather than in the portions specified in
Section 3, but in no event after April 14, 2003. The right to exercise will expire at the end of six months after the Optionee's death or Disability; any Option exercised under this Section may be exercised in full by the legal


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representative of the estate of the Optionee or by the person or persons who acquire the right to exercise such Option by bequest or inheritance. In no other case may an Option be exercised following Termination of Employment or during a period when the Optionee is not in "good standing," with the Bank, in accordance with its usual rules and policies. Any Option Stock acquired after death or Disability of the Optionee shall be concurrently sold back to the Company at 1.5 times book value as required by Section 9.2 of the Plan.


                  SECTION 9 -- PROTECTION OF PROPRIETARY INFORMATION
                               -------------------------------------

     By accepting the terms of this option Optionee agrees that, should Optionee's employment with the Company discontinue, Optionee will not directly or indirectly solicit the Company's or its affiliates' customers or employees for a period of one year nor will Optionee share any of the Company's or its affiliates' trade secrets or other proprietary information.


                            SECTION 10 -- ACKNOWLEDGEMENTS
                                          ----------------

     The Optionee acknowledges receipt contemporaneously herewith of a copy of the Plan, and the Optionee represents that he is familiar with the terms and provisions thereof and hereby accepts the Option subject to all the terms and provisions thereof. Any capitalized term used herein and not otherwise defined shall have the meaning given in the Plan. The Optionee acknowledges that nothing contained in the Plan or this Agreement shall (a) confer upon the Optionee any additional rights to continued employment by the Company or any corporation related to the Company; or (b) interfere in any way with the right of the Company to terminate the Optionee's employment or change the Optionee's compensation at any time.


                           SECTION 11 -- TERM OF AGREEMENT
                                         -----------------

     This Agreement shall terminate upon the earlier of (i) complete exercise or termination of the Option; (ii) mutual agreement of the parties; or (iii) on April 14, 2003.


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                                 SECTION 12 -- GENDER
                                               ------

     Whenever the context hereof so permits or requires, any gender shall include all other genders.

                             SECTION 13 -- GOVERNING LAW
                                           -------------

     This Agreement shall be construed under and governed by the laws of the Commonwealth of Kentucky.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date set forth in the preamble hereto, but actually on the dates set forth below.

                                        REPUBLIC BANCORP, INC.


                                        By ____________________________________
                                           Chairman of the Board

                                        Date:__________________________________


                                        ______________________________________
                                        Executive

                                        Date:__________________________________


                                        Presenter's Initials:___________



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